Exhibit 99.1


                                                           For Immediate Release


CONTACTS:     Anne A. Tarbell                  John Gray
              Triarc Companies, Inc.           Arby's Restaurant Group, Inc.
              (212) 451-3030                   (678) 514-4100
              atarbell@triarc.com              jgray@arbys.com


                     ARBY'S ANNOUNCES ORGANIZATIONAL CHANGES

            Tom Garrett Appointed President & Chief Operating Officer
                 Steve Hare Joins As New Chief Financial Officer

     New York, NY, June 2, 2006 - Arby's Restaurant Group, Inc. ("Arby's"), a wholly owned subsidiary of Triarc Companies, Inc. (NYSE: TRY, TRY.B), announced today organizational changes designed to strengthen its management team as Arby's begins to implement multiple growth initiatives, refine operational practices and work toward effecting the possible Triarc corporate restructuring. Arby's is the franchisor of the Arby's(R) restaurant system and the owner and operator of approximately 1,000 Arby's restaurants. There are approximately 3,500 Arby's restaurants worldwide.

     Roland C. Smith, Arby's Chief Executive Officer, said today that Thomas A. Garrett has been appointed Arby's President, in addition to continuing to serve as its Chief Operating Officer. Smith also announced that, effective immediately, Stephen E. Hare would become Arby's Chief Financial Officer, replacing Todd D. Weyhrich who is leaving Arby's to pursue other interests. Both Garrett and Hare will report to Smith.

     Garrett, 44, was appointed Arby's Chief Operating Officer in July 2005, following Triarc's acquisition of the RTM Restaurant Group ("RTM"), Arby's then largest franchisee. Prior thereto, Garrett was President of RTM, where he held positions of increasing responsibility since 1994. Garrett began his business career in 1980 as an assistant manager of an Arby's restaurant in his hometown of Gadsden, Alabama.

     Until recently, Hare, 53, served as Group President of Cadmus Publisher Services Group, a division of Cadmus Communications Corporation, where he also held the position of Executive Vice President and Chief Financial Officer from 2001 to 2003. From 1996 to 2001, Hare was Executive Vice President and Chief Financial Officer of AMF Bowling Worldwide, where he also was a member of the Board of Directors. From 1990 to 1996, Hare was Senior Vice President and Chief Financial Officer of James River Corporation. Prior thereto, he held positions at Kidder, Peabody & Co. and Ernst & Young. Hare is a graduate of the University of Notre Dame, where he earned a BBA degree in Finance and Accounting. He also has an MBA from the Harvard Business School and is a certified public accountant.

     Commenting on the Arby's organizational changes, Nelson Peltz, Triarc's Chairman and Chief Executive Officer, said: "In April 2006, Roland Smith returned to Arby's Restaurant Group as Chief Executive Officer. Since then, Roland and his executive team have been working hard to design an organizational structure that will best enable Arby's to achieve its operating and financial goals. The changes announced today give us confidence that Arby's is well positioned to achieve these objectives."

     Peter W. May, Triarc's President and Chief Operating Officer, added: "We are delighted that Tom Garrett will assume a larger role at Arby's going forward. Tom has a track record of leadership, operational excellence and cross-functional experience that has earned him tremendous respect from his colleagues, our franchisees and the entire Triarc team. We are also pleased to welcome to Arby's Steve Hare who has extensive experience in leading the financial, accounting and information technology functions of large publicly-held companies."

     Roland Smith, Arby's Chief Executive Officer, said: "I am confident that the organizational changes announced today will further strengthen our team and will provide the right structure to deliver our goals. I am excited about the many opportunities ahead for the Arby's system. My team and I also look forward to working closely with Triarc to successfully effect its corporate restructuring."

     Triarc is a holding company and, through its subsidiaries, the franchisor of the Arby's(R) restaurant system, which is comprised of approximately 3,500 restaurants. Of these restaurants, more than 1,000 are owned and operated by subsidiaries of Triarc. Triarc also owns an approximate 64% capital interest, a profits interest of at least 52% and approximately 94% of the voting interests, in Deerfield & Company LLC, a Chicago-based alternative asset manager offering a diverse range of fixed income and credit-related strategies to institutional investors with approximately $12.4 billion under management as of April 2, 2006.

                                      # # #

                                 Notes to Follow

                          NOTES TO PRESS RELEASE
                          ----------------------


     1. References in this press release to "company-owned" restaurants include owned and leased restaurants as well as two restaurants managed pursuant to management agreements.

     2. The description of the RTM acquisition contained in this press release is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the acquisition, copies of which have been filed by us with the Securities and Exchange Commission as exhibits to our current and/or periodic filings under the Securities Exchange Act of 1934, as amended.

     3. There can be no assurance that the corporate restructuring will occur or the form, terms or timing of such restructuring if it does occur. As of the date hereof, the Board of Directors has not reached any definitive conclusion concerning the scope, benefits or timing of the corporate restructuring.

     4. The statements in this press release that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of Triarc Companies, Inc. and its subsidiaries (collectively, "Triarc" or the "Company") and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects,"
"anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations,  speak  only  as of  the  date  of  this  press  release  and  are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include, but are not limited to, the following:

o    competition,   including  pricing   pressures,   the  potential  impact  of
     competitors' new units on sales by Arby's(R) restaurants;

o consumers' perceptions of the relative quality, variety and value of the food products we offer;

o    success of operating initiatives;

o    development costs;

o    advertising and promotional efforts;

o    brand awareness;

o    the existence or absence of positive or adverse publicity;

o new product and concept development by us and our competitors, and market acceptance of such new product offerings and concepts;

o changes in consumer tastes and preferences, including changes resulting from concerns over nutritional or safety aspects of beef, poultry, french fries or other foods or the effects of food-borne illnesses such as "mad cow disease" and avian influenza or "bird flu";

o    changes in spending patterns and demographic trends;

o    adverse  economic   conditions,   including  high  unemployment   rates  in
     geographic regions that contain a high concentration of Arby's restaurants;

o    the business and financial viability of key franchisees;

o    the timely payment of franchisee obligations due to us;

o availability, location and terms of sites for restaurant development by us and our franchisees;

o the ability of our franchisees to open new restaurants in accordance with their development commitments, including the ability of franchisees to finance restaurant development;

o    delays in opening new restaurants or completing remodels;

o    the timing and impact of acquisitions and dispositions of restaurants;

o    our ability to successfully integrate acquired restaurant operations;

o    anticipated or unanticipated restaurant closures by us and our franchisees;

o our ability to identify, attract and retain potential franchisees with sufficient experience and financial resources to develop and operate Arby's restaurants;

o changes in business strategy or development plans, and the willingness of our franchisees to participate in our strategy;

o business abilities and judgment of our and our franchisees' management and other personnel;

o    availability   of  qualified   restaurant   personnel  to  us  and  to  our
     franchisees;

o our ability, if necessary, to secure alternative distribution of supplies of food, equipment and other products to Arby's restaurants at competitive rates and in adequate amounts, and the potential financial impact of any interruptions in such distribution;

o changes in commodity (including beef), labor, supplies and other operating costs and availability and cost of insurance;

o    adverse weather conditions;

o significant reductions in our client assets under management (which would reduce our advisory fee revenue), due to such factors as weak performance of our investment products (either on an absolute basis or relative to our competitors or other investment strategies), substantial illiquidity or price volatility in the fixed income instruments that we trade, loss of key portfolio management or other personnel, reduced investor demand for the types of investment products we offer, and loss of investor confidence due to adverse publicity;

o increased competition from other asset managers offering similar types of products to those we offer;

o pricing pressure on the advisory fees that we can charge for our investment advisory services;

o difficulty in increasing assets under management, or efficiently managing existing assets, due to market-related constraints on trading capacity or lack of potentially profitable trading opportunities;

o our removal as investment manager of one or more of the collateral debt obligation vehicles (CDOs) or other accounts we manage, or the reduction in our CDO management fees because of payment defaults by issuers of the underlying collateral or the triggering of certain structural protections built into CDOs;

o availability, terms (including changes in interest rates) and deployment of capital;

o    changes in legal or  self-regulatory  requirements,  including  franchising
     laws,    investment   management    regulations,    accounting   standards,
     environmental laws, overtime rules, minimum wage rates and taxation rates;

o the costs, uncertainties and other effects of legal, environmental and administrative proceedings;

o    the  impact  of  general  economic   conditions  on  consumer  spending  or
     securities investing, including a slower consumer economy and the effects of war or terrorist activities; and

o other risks and uncertainties affecting us and our subsidiaries referred to in referred to in our Annual Report on Form 10-K for the fiscal year ended January 1, 2006 (see especially "Item 1A. Risk Factors" and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations") and in our other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond our control.

All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this press release as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.